EXHIBIT 21


                             HEALTHSOUTH Corporation

                                  Subsidiaries

Advantage Health Corporation (DE) (CT)(FL)(MA)(NH)(NJ)(NY)(ME)(PA)(RI)(VT)
 Advantage Beverly Corporation (MA) (ME)
 Advantage Health Arlington Corp. (MA)
 Advantage Health Comprehensive Care Corp. (MA)
 Advantage Health Development Corp. (MA)
 Advantage Health Eastern Rehabilitation Network, Inc. (CT)
 Advantage Health Harmarville Rehabilitation Corporation (PA)
 Advantage Health Management Corp. (MA) (CT)(FL)(NY) (ME)(NH)
 Advantage Health Physical Therapy of New Hampshire, Inc. (NH)
 Advantage Health Rehabilitation Clinics of Rhode Island, Inc. (RI)
 Advantage Health Rehab. West Corp. (MA)
 Advantage Health Venture Corp. (MA)
          Advantage Health Nursing Care, Inc. (MA)
 Advantage Rehabilitation Clinics, Inc. (MA)
       AHC Management Services of New York, Inc. (NY)
       Advantage Health Challenge Physical Therapy, Inc. (MA)
       Advantage Health CORF of Maine, Inc. (ME)
       Advantage Health Physical Therapy, Inc. (MA) (CT)(DE)
       Advantage Health Physical Therapy of New Jersey, Inc. (MA) (NJ)
       Advantage Health Physical Therapy of Quincy, Inc. (MA)
       Advantage Health Physical Therapy Services of Connecticut, Inc. (CT)
                Therapy Resources of New London, Inc. (CT)
       Advantage Health Sports Therapy, Inc. (MA)
       Advantage Health Sports Therapy North, Inc. (MA)
       Advantage Rehabilitation Clinics of Maine, Inc. (ME)
 AHC Development Corp. (MA)
 Baygan Development Corp. (FL)
 Cynthia and James London, Inc. (ME)
 LH Real Estate Company, Inc. (MA) (99.5%)
 New England Home Health Care, Inc. (MA) (96.8%)
       Special Care Certified of Cape and Islands, Inc. (MA)
       Special Care Certified of Massachusetts, Inc. (MA)
       Special Care Home Health Services of Connecticut, Inc. (CT)
       Special Care Home Health Services of Connecticut p.r.n., Inc. (CT) Special Care Home Health Services of Maine, Inc. (ME)
       Special Care Nursing Services, Inc. (MA)
       Special Home Care, Inc. (MA)
 New England Rehabilitation Center of Southern New Hampshire, Inc. (NH) (91.75%) New England Rehabilitation Hospital, Inc. (MA)
 New England Rehabilitation Hospital of Portland, Inc. (ME)
 New England Rehabilitation Management Co., Inc. (NH) (CT)(FL)(ME)(NY)
       New England Rehabilitation Services of Central Massachusetts, Inc. (MA)


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                  (33-1/3%)
         Winchester Gables, Inc. (MA) (51%)
Diagnostic Health Corporation (DE) (AL)(DC)(GA)(MD)(TN)(TX)(NJ)(VA)
Disability and Impairment Evaluation Centers of America, Inc. (DE) (TX)(LA)(OK)
         DIECA, Inc. (DE) (LA)
HEALTHSOUTH Aviation, Inc. (AL)
HEALTHSOUTH Community Re-Entry Center of Dallas, Inc. (DE) (TX)
HEALTHSOUTH Doctors' Hospital, Inc. (DE) (FL)
         Hospital Health Systems, Inc. (FL)
         Doctors' Health Service Corporation (FL)
                  Doctors' Scanning Associates, Inc. (FL)
                  Doctors' Home Health, Inc. (FL)
                  Doctors' Medical Equipment Corp. (FL)
HEALTHSOUTH Holdings, Inc. (DE) (AL)(AR)(CT)(DC)(GA)(IL)(IA)(LA)(MD)(MA)(MS)(MO)
  (NV)(NJ)(NC)(NY)(OH)(OK)(PA)(RI)(SC)(TN)(VA)(WA)(WI)
         Associated Therapy Centers, Inc. (OH)
         Delaware Sportscare/Physical Therapy, Inc. (DE)
         Madison Rehabilitation Center, Inc. (CT)
         Physical Therapy Professionals, Inc. (OK)
         Professional Therapy & Rehabilitation, Inc. (OK)
HEALTHSOUTH International, Inc. (DE)
HEALTHSOUTH Medical Center, Inc. (AL)
HEALTHSOUTH Occupational Health & Injury
 Management of Colorado,  Inc.  (DE) (CO)
HEALTHSOUTH of Altoona,  Inc. (DE)(MD)(PA)(WV)
HEALTHSOUTH of Austin,  Inc. (DE) (TX)
HEALTHSOUTH of Birmingham, Inc.  (DE)  (AL)
HEALTHSOUTH of Charleston,  Inc.  (DE) (SC)
HEALTHSOUTH of Columbia,  Inc. (DE) (MO)
HEALTHSOUTH of Dallas,  Inc. (DE) (TX)
HEALTHSOUTH of Dothan,  Inc. (AL)
HEALTHSOUTH of East Tennessee,  Inc. (DE) (TN)
HEALTHSOUTH of Erie, Inc. (DE) (PA)
HEALTHSOUTH of Fort Smith,  Inc. (DE) (AR)(OK)
HEALTHSOUTH of Great Lakes,  Inc.  (DE)  (PA)(OH)
HEALTHSOUTH of Houston,  Inc.  (DE) (TX)
HEALTHSOUTH of Louisiana, Inc. (DE) (LA)
HEALTHSOUTH of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH of Michigan,  Inc. (DE) (MI)
HEALTHSOUTH of Middle  Tennessee, Inc. (DE) (TN)
HEALTHSOUTH of Midland,  Inc. (DE) (TX)
HEALTHSOUTH of Missouri, Inc.  (DE)  (MO)
HEALTHSOUTH of Montgomery,  Inc.  (AL)
HEALTHSOUTH of New Hampshire,  Inc. (DE) (NH)
HEALTHSOUTH of New Mexico,  Inc. (NM)
HEALTHSOUTH of Nittany  Valley,  Inc.  (DE)  (PA)
HEALTHSOUTH of Oklahoma,  Inc.  (DE)  (OK)
HEALTHSOUTH of Ontario, Inc. (DE) (Canada)

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HEALTHSOUTH of Pittsburgh, Inc. (DE) (PA)
HEALTHSOUTH of Salem, Inc. (DE) (NH)
HEALTHSOUTH of San Antonio, Inc. (DE) (TX)
HEALTHSOUTH of South Carolina, Inc. (DE) (SC)
HEALTHSOUTH of Texarkana, Inc. (DE) (TX)(LA)
HEALTHSOUTH of Texas, Inc. (TX)
HEALTHSOUTH of Toms River, Inc. (DE) (NJ)
HEALTHSOUTH of Treasure Coast, Inc. (DE) (FL)
HEALTHSOUTH of Utah, Inc. (DE) (UT)
HEALTHSOUTH of Virginia, Inc. (DE) (VA)
HEALTHSOUTH of York, Inc. (DE) (PA)
HEALTHSOUTH Orthopedic Services, Inc. (DE) (AL)(CA)(CO)(FL)(IL)(IN)(MD)(MO)(NJ)
  (NC)(OH)(PA)(SC)(TX)(WA)(WI)
      Dublin Physical Therapy, Inc. (OH)
      Northwestern Memorial/Caremark, Inc. (IL) (50%)
HEALTHSOUTH Properties Corporation (DE) (AL)(AZ)(FL)(NM)(TX)
HEALTHSOUTH Real Property Holding Corporation (DE) (AL)(AZ)(FL)(TX)
HEALTHSOUTH Rehabilitation Center, Inc. (SC)
HEALTHSOUTH Speciality Hospital, Inc. (TX)
HEALTHSOUTH Sub-Acute Center of Houston, Inc. (DE) (TX)
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH Surgery Centers-West, Inc. (DE) (AL)(AZ)(CA)(UT)
      (formerly Sutter Surgery Centers, Inc.)
      Sutter Tucson Surgery Center, a division of Sutter Surgery Centers, Inc. (listed as a d/b/a in Arizona for Sutter Surgery Centers, Inc.)
      Salt Lake City Surgical Center, a division of Sutter Surgery Centers, Inc. (listed as a d/b/a in Utah for Sutter Surgery Centers, Inc.)
HEALTHSOUTH Surgical Center of Tuscaloosa, Inc. (AL)
The Hitchcock Groups, Inc. (IN)
HEALTHSOUTH IMC Healthcare Centers (CA)
      (formerly Kearny Mesa Industrial Medical Center)
Physician Practice Management Corporation (DE) (AL)(FL)(VA)
Professional Therapy Systems, Inc. (TN)
Rehab Systems Company (DE) (AZ)(CA)(IN)(MD)(NJ)(NV)(PA)(TX)(VA)(WV)
      American Health Enterprises, Ltd. (PA) (WV)
      Arizona Rehabilitation Hospital, Inc. (DE) (AZ)
      CRH, Inc. (MD)
      East Capital Rehabilitation Hospital, Inc. (MD)
      Medical Rehabilitation Corporation of Maryland (MD)
      Bakersfield Regional Rehabilitation Hospital, Inc. (DE) (CA)
      NovaCare Meridian Point Rehabilitation Hospital, Inc. (AZ)
      NovaCare Rehabilitation Hospital of North Texas, Inc. (DE) (TX)
      NovaCare SMC, Inc. (MD)
      NovaCare Tri-State Regional Rehabilitation Hospital, Inc. (IN)
      Rehab Systems Financial Corporation (DE)
      RehabWorld of West Virginia, Inc. (WV)
      Rehabilitation Corporation of Virginia (VA)
      Rehabilitation Hospital Corporation of America (DE) (PA)

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      Tucson Regional Rehabilitation Hospital, Inc. (DE) (AZ)
      West Virginia Rehabilitation Hospital, Inc. (WV)
      West Virginia Rehabilitation Services, Inc. (PA (WV)
ReLife, Inc. (DE) (GA)(AL)(TN)
      Rebound, Inc. (DE) (OH)(TN)(TX)(MO)(FL)(SC)(AL)
      Health Providers, Inc. (FL) (Multi-state)
      Lakeshore System Services, Inc. (AL) (GA)(FL)(MO)(NC)(OH)(SC)(TN)(TX)(WV) Lakeshore System Services of Florida, Inc. (FL)
      ReLife of Tennessee, Inc. (TN)
      ReLife Acquisition Corporation (AL) (WV)
               Renaissance Rehabilitation Center of Chattanooga, Inc. (GA) (TN) Renaissance Rehabilitation Center, Inc. (GA) (LA)
               American Health Resources, Inc. (OH)
                        West Virginia Rehabilitation Resources, Inc. (WV) Sports Therapy and Advanced Rehabilitation Training, Inc. (TX)
Surgical Care Affiliates, Inc. (DE) (TN)(PA)
      Alaska Surgery Center, Inc. (AK)
      All-Care Surgi Center, Inc. (MD)
      Aurora-SC, Inc. (CO)
      Bakersfield-SC, Inc. (TN) (CA)
      Camp Hill-SCA Centers, Inc. (PA)
      The Center for Day Surgery, Inc. (AR)
      Charlotte-SC, Inc. (NC)
      Chattanooga-SC, Inc. (TN)
      Coral Springs-SC, Inc. (TN) (FL)
      El Paso-SC, Inc. (TX)
      Fort Worth-SC, Inc. (TX)
      Glenwood, SC, Inc. (TN) (CA)
      Golden-SCA, Inc. (CO)
      Greenpark Surgery Center, Inc. (TX)
      HEALTHSOUTH-Montgomery, Inc. (TN) (OH)
      HEALTHSOUTH Surgery Center of Westerville, Inc. (DE)
      Knoxville-SCA Surgery Center, Inc. (TN)
      Lancaster Medical Centre, Inc. (PA)
      Lancaster Surgical Center, Inc. (PA)
      Lexington-SC, Inc. (KY)
      Lexington-SC Properties, Inc. (KY)
      Little Rock-SC, Inc. (AR)
      Louisville-SC Properties, Inc. (KY)
      Maryland-SCA Centers, Inc. (MD)
      Nashville-SCA Surgery Centers, Inc. (TN)
      Oshkosh-SCA Surgery Center, Inc. (WI)
      Pueblo-SCA Surgery Center, Inc. (CO)
      Redlands-SCA Surgery Centers, Inc. (CA)
      San Antonio Surgery Center, Inc. (TX)
      San Luis Obispo-SC, Inc. (TN) (CA)
      SCA-Albuquerque, Inc. (NM)
      SCA-Albuquerque Surgery Properties, Inc. (NM)

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         SCA Cabell Development Corporation (WV)
         SCA Cabell, Inc. (WV)
         SCA-Citrus, Inc. (TN) (FL)
         SCA-Colorado Springs, Inc. (CO)
         SCA-Conroe, Inc. (TN) (TX)
         SCA-Dalton, Inc. (TN) (GA)
         SCA-Development, Inc. (TN)
         SCA-Dothan, Inc. (TN) (AL)
         SCA-Dover, Inc. (DE)
         SCA-Eugene, Inc. (TN) (OR)
         SCA-Evansville, Inc. (IN)
         SCA-Florence, Inc. (TN) (AL)
         SCA-Fort Collins, Inc. (CO)
         SCA-Fort Walton, Inc. (TN) (FL)
         SCA-Ft. Myers, Inc. (FL)
         SCA-Gadsden, Inc. (AL)
                  Gadsden Surgery Center, Inc. (AL)
         SCA-Gainesville, Inc. (TN) (GA)
         SCA-Green River, Inc. (TN) (WA)
         SCA-Hamilton Development Corp. (TN)
         SCA-HHI, Inc. (TN)
                  Health Horizons of San Francisco, Inc. (TN) (CA) SCA-Greenville East, Inc. (TN) (SC)
         SCA Investment Company (NV)
         SCA-JV, Inc. (IL) WI)
         SCA-Lake Forest, Inc. (TN) (LA)
         SCA-Little Rock Development Corp. (AR)
         SCA Luis Obispo-SC, Inc. (CA)
         SCA-Management Company (TN) (WA)
         SCA-Marquette, Inc. (TN) (MI)
         SCA-Mecklenberg Development Corp. (NC)
         SCA-Mobile, Inc. (AL)
         SCA-Mobile Properties, Inc. (AL)
         SCA-Mt. Pleasant, Inc. (TN) (PA)
         SCA-North Indianapolis, Inc. (IN)
         SCA-Ohio Valley, Inc. (TN) (PA)
         SCA-Paoli, Inc. (TN) (PA)
         SCA-Roseland, Inc. (NJ)
         SCA-San Jose, Inc. (CA)
         SCA-Santa Rosa, Inc. (TN) (CA)
         SCA-Sarasota, Inc. (FL)
         SCA-Shelby Development Corp. (TN)
         SCA-South Jersey, Inc. (NJ)
         SCA-St. Joseph Missouri, Inc. (TN) (MO)
         SCA-St. Petersburg, Inc. (FL)
         SCA-Albuquerque, Inc. (NM)
         SCA-Albuquerque Surgery Properties, Inc. (NM)
         SCA-Arlington Surgery, Inc. (TX)

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         SCA-Blue Ridge, Inc. (TN) (NC)
         SCA-Pittsburgh, Inc. (TN) (PA)
         SCA-Shelby Development Corp. (TN)
         SCA-Tampa, Inc. (FL)
         SCA-Wausau, Inc. (TN) (WI)
         SCA-Winter Park, Inc. (TN) (FL)
         SCA-Yuma, Inc. (TN) (AZ)
         Scranton-SC, Inc. (PA)
         Shelby Surgery Properties, Inc. (TN)
         Springfield-SC, Inc. (MA)
         Surgery Center of Louisville, Inc. (KY)
         Surgical Services of Sarasota, Inc. (FL)
         Wauwatosa Outpatient Surgery Center, Inc. (WI)
Surgical Health Corporation (DE) (AL)(ID)
         Healthcare Real Estate Holdings II, Inc. (GA) (MO) Heritage Medical Services of Maryland, Inc. (TN) (MD) Heritage Medical Services of Texas, Inc. (TX)
         Heritage Surgical Associates of Chula Vista, Inc. (CA) HSC of Beaumont, Inc. (TN) (TX)
         HSC of Boca Raton, Inc. (FL)
         HSC of Bradenton, Inc. (TN) (FL)
         HSC of Chesapeake, Inc. (TN)
         HSC of Cincinnati, Inc. (TN) (OH)
         HSC of Clarksville, Inc. (TN)
         HSC of Ft. Pierce, Inc. (GA) (FL)
         HSC of Gulf Coast, Inc. (TN)
         HSC of Houston, Inc. (TN) (TX)
         HSC of Nashville, Inc. (TN)
         HSC of Southwest Houston, Inc. (TN) (TX)
         HSC of Vero Beach, Inc. (TN) (FL)
         HVPG of California, Inc. (CA)
                  La Jolla Health Systems, Inc. (CA)
         Midwest Anesthesia, Inc. (MO)
         Newport Beach Health Systems, Inc. (CA)
         North County Anesthesia, Inc. (GA) (MO)
         North County Outpatient Management, Inc. (GA)
         Outpatient Surgery Center, Inc. (MO)
         SHC Amarillo, Inc. (GA)
         SHC Atlanta, Inc. (GA)
         SHC Austin, Inc. (GA)
         SHC Boca Raton Laser, Inc. (GA) (FL)
         SHC Central Florida, Inc. (GA) (FL)
         SHC Chattanooga, Inc. (GA) (TN)
         SHC Gwinnett, Inc. (GA)
         SHC Hawthorn, Inc. (GA) (IL)
         SHC Management Corporation (GA) (AZ)(FL)(IL)(MO)(OK)(TX) SHC Melbourne, Inc. (GA) (FL)
         SHC Midwest City, Inc. (GA) (OK)

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         SHC Naples, Inc. (FL)
         SHC North Dade, Inc. (GA) (FL)
         SHC North Shore, Inc. (GA) (IL)
         SHC Northlake, Inc. (GA)
         SHC Oakwater, Inc. (GA) (FL)
         SHC Oklahoma City, Inc. (GA) (OK)
         SHC Palms Wellington, Inc. (GA) (FL)
         SHC Phoenix, Inc. (GA) (AZ)
         SHC San Diego, Inc. (GA) (CA)
         SHC Tri-County, Inc. (GA)
         SHC West County, Inc. (GA)
         South County Outpatient Management, Inc. (MO)
         Surgical Health of Orlando, Inc. (FL)
         Surgical Health of San Antonio, Inc. (TX)
         Tesson Ferry Anesthesia, Inc. (MO)
         Tesson Ferry Recovery, Inc. (MO)
         West County Anesthesia, Inc. (GA) (MO)
         The Woodlands Surgery Systems, Inc. (DE) (TX)
Tuckahoe Surgery Center, Inc. (VA)

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